THIRD AMENDMENT TO CREDIT AGREEMENT

            This Third Amendment to Credit Agreement (this "Amendment") is made and entered into as of September 29, 2000, by and among THE CHASE MANHATTAN
BANK, formerly known as CHASE BANK OF TEXAS, N.A., a national banking association ("Lender"), TIDEL ENGINEERING, L.P. ("Borrower"), a Delaware limited partnership, and TIDEL TECHNOLOGIES, INC., a Delaware corporation ("Ultimate Parent").

                                R E C I T A L S:
                                ---------------

            A. On April 1, 1999, Lender, Borrower, and Ultimate Parent entered into that certain Credit Agreement (including all amendments thereto, the "Credit Agreement") pursuant to which Lender agreed to make loans and advances (collectively the "Loans") to Borrower and Ultimate Parent in accordance with the terms thereof. Lender, Borrower and Ultimate Parent entered into that certain First Amendment to Credit Agreement, effective as of September 30, 1999, and that certain Second Amendment to Credit Agreement, effective as of September 8, 2000.

            B. The Loans are evidenced by that certain Revolving Credit Note of even date with the Credit Agreement, in the stated principal amount of $7,000,000.00, and that certain Term Note of even date with the Credit Agreement, in the stated principal amount of $544,000.00, each bearing interest and being payable to the order of Lender as therein provided (collectively, the "Notes"). The Credit Agreement, the Notes and the documents, instruments and agreements executed in connection therewith are collectively referred to herein as the "Loan Documents".

            C. Borrower and Ultimate Parent have requested Lender to consent to the issuance by Ultimate Parent of 6% convertible subordinated debentures (the "Convertible Subordinated Debentures") in the aggregate amount of $3,000,000, which will be issued to Acorn Investment Trust on behalf of its series Acorn Fund, and other related transactions which are contemplated in the convertible Debenture Purchase Agreement dated as of September __, 2000, between Ultimate Parent and Acorn Investment Trust.

            D. Lender, at the request of Borrower and Ultimate Parent, for good and valuable consideration, is willing to enter into this Amendment and to consent to the issuance of the Convertible Subordinated Debentures by Ultimate Parent and the transactions related thereto, and the performance of the obligations and agreements of Ultimate Parent thereunder, all upon the terms and conditions set forth below.

                               A G R E E M E N T:
                               -----------------

            NOW, THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Ultimate Parent, and Lender hereby covenant and agree as follows:

            1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

            2. Additional Definitions. Section 1.1 of the Credit Agreement is hereby amended to add the following definitions:


               Convertible Subordinated Debenture shall mean the following:

               (a) the Tidel Technologies, Inc. 6% Convertible Debenture Due September 8, 2004, issued by Ultimate Parent in the aggregate principal amount of Fifteen Million Dollars ($15,000,000); and

               (b) the Tidel Technologies, Inc. 6% Convertible Debenture Due September 8, 2004, issued by Ultimate Parent in the aggregate principal amount of Three Million Dollars ($3,000,000).

               Convertible Subordinated Debenture Documents shall mean the following:

               (a) the Convertible Subordinated Debenture and that certain Convertible Debenture Purchase Agreement dated September 8, 2000, between Montrose Investments Ltd., as purchaser, and Ultimate Parent, as issuer, and all documents executed in connection with the foregoing, which evidence the issuance of the Convertible Subordinated Debentures in the aggregate amount of Fifteen Million Dollars ($15,000,000) and related transactions; and

               (b) the Convertible Subordinated Debenture and that certain Convertible Debenture Purchase Agreement dated September __, 2000, between Acorn Investment Trust on behalf of its series Acorn Fund, as purchaser, and Ultimate Parent, as issuer, and all documents executed in connection with the foregoing, which evidence the issuance of the Convertible Subordinated Debentures in the aggregate amount of Three Million Dollars ($3,000,000) and related transactions.

            3. Indebtedness. Schedule 6.16 to the Credit Agreement is hereby amended and supplemented to add the following:

                           4. 6%  Convertible  Debentures due September 8, 2004,
                      in the aggregate principal amount of $3,000,000, issued pursuant to the Convertible Debenture Purchase Agreement between Ultimate Parent, as issuer, and the purchaser party thereto.

            4. Amendment and Consent Fee. In consideration of the Lender entering into this Amendment and giving its consent to the Debenture and the Investment, the Borrower agrees to pay to the Lender a commitment fee in an amount equal to Five Thousand Dollars ($5,000) (the "Amendment and Consent Fee").

            5. Consent to Issuance of Convertible Subordinated Debentures. Subject to satisfaction of and compliance with all terms and conditions precedent set forth in Section 6 below, Lender consents to the issuance by Ultimate Parent of the Convertible Subordinated Debentures and related transactions in accordance with the terms and conditions of the Convertible Subordinated Debenture Documents and the performance of Ultimate Parent's obligations and agreements thereunder.

            6. Conditions Precedent to Consent to Amendment and Consent to Convertible Subordinated Debenture. The effectiveness of this Amendment and of Lender's consent to the Convertible Subordinated Debentures is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

                (1) Lender shall have received a Subordination Agreement, in form and substance satisfactory to Lender, duly executed by each holder of the Convertible Subordinated Debenture;

                (2) The representations and warranties contained herein and in all Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof;

                (3) No Event of Default by Borrower or Ultimate Parent under the Loan Documents, as amended hereby, as of the date hereof, shall have occurred and be continuing and no event or conditions shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default by Borrower or Ultimate Parent under the Loan Documents, as amended hereby, as of the date hereof, unless such Event of Default has been specifically waived in writing by Lender;

                (4) Lender shall have received executed copies of the Convertible Subordinated Debenture and all other documents executed in connection therewith (including without limitation, the Purchase Agreement, and the Registration Rights Agreement, as such terms are defined in the Convertible Subordinated Debenture), certified by Borrower as being true and complete; and

                (5)    Lender shall have received the Amendment and Consent Fee.

            7. Costs and Expenses. Borrower agrees to reimburse Lender for Lender's costs and expenses, including, but not limited to, reasonable attorneys' fees and legal expenses, incurred by Lender in connection with the preparation of this Amendment and in connection with the negotiation and consummation of the transaction contemplated hereby.

            8. The Credit Agreement. All references to the Credit Agreement in the Loan Documents shall be deemed to be the Credit Agreement, as modified hereby. Borrower expressly promises to perform all of its obligations under the Credit Agreement and other Loan Documents, as modified by this Amendment.

            9. Acknowledgments of Borrower and Ultimate Parent. Borrower and Ultimate Parent each hereby acknowledge and agree that (a) Lender is not in default in the performance of its obligations under the Loan Documents; (b) Borrower and Ultimate Parent have no claims, counterclaims, offsets, credits or defenses to the Loan Documents and the performance of their respective obligations thereunder, or if Borrower or Ultimate Parent have any such claims, counterclaims, offsets, credits or defenses to the Loan Documents or any transaction related to the Loans and/or the Loan Documents, same are hereby waived, relinquished and released in consideration of Lender's execution and delivery of this Amendment; (c) all of the provisions of the Loan Documents, except as amended hereby, are in full force and effect; and (d) upon the execution hereof, the Credit Agreement, the Notes, and the other Loan Documents, as amended herein, are not in default by Borrower or Ultimate Parent.

            10. Full Force and Effect. Except as expressly modified and amended in this Amendment, all of the terms, provisions and conditions of the Credit Agreement, the Notes, and all other Loan Documents are and shall remain in full force and effect and are incorporated herein by reference.

            11. Counterparts and Facsimile Signatures. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute but one and the same instrument. Any party to this Amendment may indicate its intention to be bound by this Amendment by its signature to the signature page hereof and the delivery of the signature page hereof to the other party or its representatives by facsimile transmission or telecopy. The delivery of a party's signature page on the signature page hereof by facsimile transmission or telecopy shall have the same force and effect as if such party signed and delivered this Amendment in person.

            12. No Oral Agreements. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT AMONG THE PARTIES AND SUPERSEDES ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THIS WRITTEN AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

                  [Remainder of Page Intentionally Left Blank]

            IN WITNESS WHEREOF, the parties have executed this Third Amendment to Credit Agreement as of the day and year first above written.

                                   LENDER:

                                   THE CHASE MANHATTAN BANK, formerly
                                   known as CHASE BANK OF TEXAS, N.A.,
                                   a New York state banking association



                                   By:_________________________________________
                                        Joanne Bramanti, Vice President


                                   BORROWER:

                                   TIDEL ENGINEERING, L.P.,
                                   a Delaware limited partnership

                                   By:   Tidel Cash Systems, Inc., its sole
                                         general partner


                                         By:___________________________________
                                              James T. Rash, Chairman

                                   ULTIMATE PARENT:

                                   TIDEL TECHNOLOGIES, INC.,
                                   a Delaware corporation


                                   By:_________________________________________
                                       James T. Rash, Chief Executive Officer

            By its execution below, each of Tidel Technologies, Inc., a Delaware corporation, Tidel Services Inc., a Delaware corporation, and Tidel Cash Systems, Inc., a Delaware corporation (each individually, a "Guarantor"), acknowledges and consents to all of the terms and conditions of this Amendment, and ratifies and confirms its respective Guaranty to and for the benefit of Lender. Each Guarantor acknowledges that such Guarantor has no claims, counterclaims, offsets, credits or defenses to the Loan Documents and the performance of its obligations thereunder, or if such Guarantor does have any such claims, counterclaims, offsets, credits or defenses to the Loan Documents or any transaction related to the Loans and/or the Loan Documents, same are hereby waived, relinquished and released in consideration of Lender's execution and delivery of this Amendment. Further, each Guarantor agrees that nothing contained in this Amendment shall adversely affect any right or remedy of Lender under its respective Guaranty and that with respect to such Guaranty, all references in such Guaranty to the "Obligations" shall mean the "Obligations", as amended by this Amendment; that the execution and delivery of this Amendment shall in no way change or modify such Guarantor's obligations as Guarantor pursuant to its Guaranty; and that the execution and delivery of any agreements by Borrower and Lender in connection with this Amendment shall not constitute a waiver by Lender of any of Lender's rights against any Guarantor.

                                   TIDEL TECHNOLOGIES, INC.,
                                   a Delaware corporation


                                   By:________________________________________
                                      James T. Rash,
                                      Chief Executive Officer


                                   TIDEL SERVICES, INC.,
                                   a Delaware corporation


                                   By:_________________________________________
                                       James T. Rash, Chairman

                                   TIDEL CASH SYSTEMS, INC.,
                                   a Delaware corporation


                                   By:_________________________________________
                                      James T. Rash, Chairman